PROVISIONS, CONTINGENT ASSETS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Disclosure Of Provisions Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]
NOTE 18. PROVISIONS, CONTINGENT ASSETS AND CONTINGENT LIABILITIES

The contingent liabilities for outstanding litigations are as follows:

Celulosa Arauco y Constitución S.A.

1. On August 25, 2005, the Chilean Servicio de Impuestos Internos (the “Chilean IRS”) issued tax resolutions No. 184 and No. 185 of 2005, and objected certain income tax returns made by Arauco on April 16, 2001 and October 31, 2001, and furthermore, requested the reimbursement of the amounts returned in connection with tax losses, along with the amendment of the FUT (Tax Profits Fund) Registry balance. On November 7, 2005, the Company requested a Review of the Supervision Action (Revisión de la Actuación Fiscalizadora, or “RAF”), which is an administrative review of the tax action brought by the Chilean IRS, and filed a claim disputing the above mentioned tax resolutions No. 184 and 185 of 2005. The RAF was resolved on January 9, 2009 by the Chilean IRS, partially sustaining the Company’s request, consequently, with the last date, the respective claim was filed in what was not granted in the supervision stage.

On September 26, 2014, Arauco requested the submission of this claim to the competent jurisdiction of the new Tax and Customs Courts. On October 10, 2014, Arauco’s request was granted. On September 20, 2017, the Court issued its first instance decision confirming the liquidations.

On October 12, 2017, Arauco challenged the decision through an appeal
.
 On June 29, 2018, the Court of Appeals of Santiago issued a ruling on appeal, confirming the first instance decision. On July 19, 2018, Arauco lodged a cassation appeal based on formal and substantial flaws before the Supreme Court.

On June 21, 2019, Celulosa Arauco y Constitución S.A. filed a claim before the Constitutional Court to declare the legal provision contemplated under section 53, paragraph 3 of the Tax Code unconstitutional and, as a consequence, inapplicable.

On October 29, 2019 the Constitutional Court accepted the claim filed by Celulosa Arauco y Constitución S.A.

On March 7, 2023, the II Chamber
of the Supreme Court resolved to dismiss
the cassation appeal based on formal and substantial flaws filed by Celulosa Arauco y Constitución S.A.
The case is now considered ended.

2. Through Res. Ex. N° 1 issued by the Superintendence of the Environment (“SMA”) on January 8, 2016, notified on January 14, 2016, the SMA formulated 11 charges against the Company, due to alleged breaches of certain Environmental Qualification Resolutions for the Valdivia Plant and of DS No. 90/2000. The 11 charges were classified as follows by the SMA: 1 critical, 5 severe and 5 minor.

On February 12, 2016, the Company submitted its defenses.

On December 15, 2017, the Superintendence of the Environment issued Exempted Resolution No. 1,487, closing the punitive administrative proceeding, absolving the company with regards to one of the charges and convicting for other 10 charges, applying a fine of 7,777 UTA (equal to ThU.S.$ 6,669 as of December 31, 2022). On December 22, 2017, the Company submitted a motion for reconsideration regarding Exempted Resolution No. 1.,487, before the SMA, requesting that we be absolved of all infringements, with the exception of the charge specified under number 7 (late submission of the water quality report regarding the Cruces river). On March 23, 2018, the reconsideration appeal lodged by the company was rejected.

On April 5, 2018, a judicial claim was submitted before the Third Environmental Court. On November 12, 2018, the case was in agreement, and the Minister Ms. Sibel Villalobos Volpi was appointed to draft the ruling.

On February 11, 2020 the judgment of the Third Environmental Court was notified, which partially accepted the legal claim of the Company, only as to the inadequate severity qualification of one of the charges. On February 28, 2020, both the Company and the SMA submitted cassation appeals based on form and content, to be heard and resolved by the Supreme Court.

On December 13, 2022, the formal and substantial cassation appeals (
recursos de casación en la forma y en el fondo
) filed by the Superintendence of the Environment and Celulosa Arauco y Constitución S.A. were dismissed. On January 19, 2023, an order to enforce judgment was issued. As a consequence of the above, the SMA is required to reassess the charges set aside by the courts, and Arauco is required to pay the fines which have now become final; these fines amount to a total of 5,360.2 UTA (ThU.S.$ 4,596 as of December 31, 2022). This sum, per its equivalent in U.S. dollars, was acknowledged as an account payable as of December 31, 2022.

On January 26, 2023, payment of the aforementioned 5,360.2 UTA was performed. Ultimately, including the updated sum, plus interests, the payment amounted to M$ 3,991,009 (equivalent, as of the payment date, to ThU.S.$ 4,966).

3. On November 28, 2022, Ingeniería y Construcción Sigdo Koppers S.A. (“ICSK”) submitted a request for arbitration before the Arbitration and Mediation Center of the Chamber of Commerce of Santiago (CAM Santiago), seeking the resolution of the disputes which have arisen between the petitioner and Celulosa Arauco y Constitucion S.A., in connection with Contract No. 906 Civil Electromechanical Assembly of Digester, Washing, Bleaching, Machine and Final Line, executed on June 18, 2019 (the “Contract”).

In its request, ICSK argues that, during the performance of the Contract, certain breaches occurred which prevented the works from being executed in the envisaged and stipulated manner, along with an increase in the quantities to execute and man-hours, all issues which affected the Contract’s performance term and the works’ total price. As a consequence of the foregoing, ICSK declares that it will file a claim for the performance of the Contract, and a claim for the indemnification of the damages it has suffered, indicating that they have amounted to approximately 6,900,000 Unidades de Fomento (ThU.S.$ 283,067 as of December 31, 2022).

On January 18, 2023, CAM Santiago certified the designation – upon the parties’ mutual agreement – of the arbitrator who will review the dispute.

On March 7, 2023, the hearing was held in which the Procedural Bases of the arbitration in progress were defined. In accordance with the agreement, Sigdo Koppers has, from the date of the arbitral hearing, a maximum period of 35 business days to present its claim, that is, until April 26, 2023. At the moment, we have not been notified of the filing of the lawsuit.

As we will opportunely argue during the arbitration proceedings, Arauco believes that ICSK is responsible for the delays affecting the Contract’s performance, and that it owes Arauco fines for delays and other sums related to the return of advances, among other amounts. In light of this, we believe that a reasonable margin exists for a favorable outcome to be obtained by the Company.

Celulosa Arauco y Constitución S.A., Forestal Arauco S.A., Maderas Arauco S.A. and Servicios Logísticos Arauco S.A.

1. On August 13, 2018, Asociación Gremial de Dueños de Camiones de Constitución (ASODUCAM) filed a complaint seeking the performance of a contract and claiming compensation for damages against Celulosa Arauco y Constitución S.A. before the Civil Court of Constitución (C-757-2018), Forestal Arauco S.A., Maderas Arauco S.A. and Servicios Logísticos Arauco S.A., The complaint is based on alleged breaches of some agreements for the allocation, distribution and supply of cargo volumes for the years 2001 and 2005, initially executed by associates of ASODUCAM with Forestal Arauco S.A., and then, allegedly, with Servicios Logísticos Arauco S.A., in favor of the other two defendants, Celulosa Arauco and Constitución S.A. and Maderas Arauco S.A. The complaint seeks to enforce the contract, plus $575,000,000 Chilean pesos (equal to ThU.S.$ 672 as of December 31, 2022) in compensation for damages. In the alternative, it claims (a) $11,189,270,050 Chilean pesos (equivalent to ThU.S.$ 13,074 as of December 31, 2022), for actual damages; (b) $ 11,189,270,050 monthly during the entire course of the trial, until the termination of the contract is declared in the final ruling, for loss of profits, and (c) $5,000,000,000 Chilean pesos (equivalent to ThU.S.$ 5,842 as of December 31, 2022) for moral damages.

On August 28, 2018 the claim was served upon Celulosa Arauco y Constitución S.A., Forestal Arauco S.A. and Maderas Arauco S.A., but notification for Servicios Logísticos Arauco S.A. is pending.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and, therefore, as of December 31, 2022, Arauco has not made any provision whatsoever in connection with this contingency.

Forestal Arauco S.A.

1. On July 7, 2015 Inversiones Forestales Los Alpes Limitada and Forestal Neltume-Carrasco S.A. filed a claim against Forestal Arauco S.A. before the Civil Court of Angol (C-502-2015), in which they request that Forestal Arauco S.A. restitute the material possession of 1,855.9 hectares, which would be part of their property "Resto del Fundo Los Alpes", which would have an area of approximately 2,700 hectares. Likewise, they requested that it be declared that the property is the exclusive domain of the actors, the restitution of the civil and natural fruits, in addition to the deteriorations that the property would have experienced, with litigation costs.

On May 29, 2019, the lawsuit was answered, and the counterclaim of the acquisitive prescription was filed.

On September 1, 2020, the court received the case. Moreover, the resolution was notified on August 30, 2022, along with the resolution to reactivate the discovery period.

On September 2, 2022, the company filed an abandonment incident of procedures, which is pending.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2022, Arauco has not made any provision whatsoever in connection with this contingency.

2. On August 2, 2019, the company was notified of a lawsuit for termination of contract and compensation for damages filed by “Sociedad Recuperadora de Fibra S.A.” before the First Court of Valdivia (Case C-2215-2019). In the lawsuit, the plaintiff questions the anticipated termination of a contract by Forestal Arauco. It also claims that the company would have breached various contractual obligations regarding to 2 groups of contracts:

A. (i) Aggregates Transport Contract and (ii) Production, Cargo, Storage and Construction Management Contract for Platforms and flooring.

B. (i) Contract for the Production of Aggregates, (ii) Contract for Long Freight Services for Aggregates and (iii) Contract for Construction Services for Granular floor and Short Freight for Aggregates.

Based on the foregoing, it requests payment of compensation for an amount of $3,486,187,431 Chilean pesos (equivalent to ThU.S.$ 4,073 as of December 31, 2022).

On September 17, 2019, Forestal Arauco S.A. answered the claim and filed a counterclaim for compensation of damages which is in the process of a conciliation hearing, requesting that the main claimant be ordered to pay $ 421,723,281 Chilean pesos (equivalent to ThU.S.$ 493 as of December 31, 2022).

Through the resolution dated as of January 9, 2020, the court received the case to commence the production of evidence and the notification of such resolution was delivered to both parties.

As of this date, the term for the submission of evidence has expired. On December 31, 2022, observations were filed regarding the evidence adduced to the case. The court must now notify the parties of its order for judgment.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2022, Arauco has not made any provision whatsoever in connection with this contingency.

3. On April 15, 2020, Forestal Arauco S.A. was notified of a civil claim for recovery (
demanda reivindicatoria de cuota
) filed by the company “Agrícola, Forestal, Transportes e Inversiones El Quillay SpA” before the Court of Constitución (Case C-298-2020). The plaintiff sues Forestal Arauco S.A. for the restitution of 3,424.59 hectares that it would be occupying, with respect to the following properties: (i) "Predio que formaba parte de la Hijuela Sur Poniente, de la Hijuela Sur del Fundo Quivolgo", (ii) "Lomas de Quivolgo" and, (iii) "Hijuela Astillero". It is the opinion of the plaintiff that the aforementioned piece of land would be part of the property called "Bodega de subdelegation de Quivolgo", in respect of which the plaintiff would have rights and shares corresponding to 4.17% of said property. Likewise, the plaintiff requests to cancel the registration of the above-mentioned properties of Forestal Arauco S.A., deeming it as a bad-faith holder.

On June 7, 2022, the procedure was declared abandoned. Ruling was upheld in the Court of Appeals of Talca on August 12, 2022 (Rol N°1021-2022 part of the case N°809-2020).

On September 1, 2022, the Court of Constitución ordered compliance with the judgment issued. The case is now considered ended.

4. Forestal Arauco S.A. filed before the Court of Constitución (Case C-353-2019) a claim seeking compensation on the basis of non-contractual civil liability against Ricardo Guzmán Reyes, for damages caused as a result of illegal logging inside the land of Forestal Arauco called "Parte Sur-Poniente de la Hijuela Sur de la Hacienda Quivolgo" and "Lomas de Quivolgo". Said damages are valued in $ 100,000,000 Chilean pesos (equivalent to ThU.S.$ 117 as of December 31, 2022).

On May 2, 2020, Mr. Ricardo Guzmán answered the lawsuit and filed a counterclaim for recovery in which he requests to Forestal Arauco S.A. the restitution of 3,424.59 hectares that it would be occupying, corresponding to the following properties owned by the latter: (i) "Predio que formaba parte de la Hijuela Sur Poniente, de la Hijuela Sur del Fundo Quivolgo", (ii) "Lomas de Quivolgo" and, (iii) "Hijuela Astillero". It is the opinion of the plaintiff that the aforementioned piece of land would be part of the property called "Bodega de subdelegation de Quivolgo", from which would have rights and shares corresponding to 2.38% of said property. Likelywise, the plaintiff requests to cancel the registration of the properties before mentioned of Forestal Arauco S.A., deeming it as a bad-faith holder.

On September 5, 2022, the Court of First Instance accepted the principal claim, convicting to the principal defendant to pay ThU.S.$ 70,000 (equivalent to ThU.S.$ 82 as of December 31, 2022) with the adjustments and interests, along with litigation costs. Moreover, it rejected the counterclaim as a subsidiary action.

The defendant and Forestal Arauco S.A. were notified of the first instance ruling on September 5, 2022 and January 24, 2023, respectively. None of the parties filed any remedies or appeals against the first instance ruling and therefore the case is now considered ended.

5. On May 11, 2020, Forestal Arauco S.A. was notified of a lawsuit of declaration of mere certainty filed against it by the company “Agrícola, Forestal, Transportes y Inversiones El Quillay SpA”, before the Court of Constitución (Case C-323-2020), in which the plaintiff claims that the property called “Predio que formaba parte de la Hijuela Sur Poniente, de la Hijuela Sur del Fundo Quivolgo” owned by Forestal Arauco S.A. would actually have an area of 498 hectares, and, consequently, that the defendant lacks the right of ownership over a portion of land corresponding to 1,768.20 hectares of said property. Based on the foregoing, the plaintiff requests the court to declare mere legal certainty regarding the foregoing and also to declare that said area is part of the property called “La Bodega de la Subdelegación de Quivolgo”, owned by the succession of Mr. José Arcos González in which it would have rights.

On June 17, 2022, the procedure was declared abandoned. The plaintiff filed an appeal against such resolution, ruling was upheld in the Court of Appeals of Talca on August 24, 2022 (Rol N°1141-2022 part of the case N°1098-2020).

On September 13, 2022, the Court of Constitución ordered compliance with the judgment issued. The case is now considered ended.

Arauco Argentina S.A.

Pursuant to law No. 25,080, the former Secretary of Agriculture, Livestock, Fishing and Foodstuffs, the enforcement agency referred to in the law approved, by Res. No. 952/2000, the forestry and industrial-forestry projects submitted by Arauco Argentina S.A. In the context of these projects, the Company afforested: 1) 4,777 hectares during 2000, in observance of its committed yearly plan; and 2) 23,012 hectares between 2000 and 2006 as a part of the multi-year afforestation plan. Likewise, a sawmill was built with installed capacity to produce 250,000 m3 of sawn timber per year.

On January 11, 2001, Arauco Argentina S.A. submitted an expansion for the approved industrial-forestry project. The expansion was approved via Res. No. 84/03 issued by the former Secretary of Agriculture, Livestock, Fishing and Foodstuffs. In accordance with the assumed obligations, the Company built a MDF board (panels) plant and afforested 8,089 hectares between 2001 and 2006.

Additionally, the Company has filed yearly forestry plans between years 2007 and 2020 for its local operations in the provinces of Misiones and Buenos Aires.

On March 25, 2019, the Secretary of Agriculture, Livestock and Fishing approved the resolution No. 2019-55-APN-SECAGYP#MPYT, approving the annual forestry plan for 2007. In addition, said organism through the resolution No. 2019-114-APN-SECAGYP#MPYT approved the annual forestry plan for 2009 on June 12, 2019, and through the resolution No. 2019-228-APN-SECAGYP#MPYT approved the annual forestry plan for 2008 on November 29, 2019. For this reason, Arauco Argentina S.A. may compute the exemption in the income tax related to the forest appraisal on the plantations to be harvested from the lands included in those plans as from the 2019 period.

In March 2005, Note No. 145/05 of the Subsecretary of Agriculture, Livestock and Afforestation suspended the benefit that exempted Arauco Argentina S.A. from paying export duties under Law No. 25.,080. This measure is currently under discussion by the Company.
On November 8, 2006, the V Chamber of the National Appeals Court for Adversarial Administrative and Federal Matters issued a ruling ordering Arauco Argentina S.A. to continue to enjoy an exemption from paying the exportation duties, in the same manner and scope it had prior to the suspension ordered by Note No. 145/05, if the clearance of merchandise is performed pursuant to the guarantee regime established in article 453, subsection a) of the Customs Code, for the exempted tax obligation.
The judicial measure became effective beginning on March of 2007 by collateralization through the granting of bond (caution) policies for each shipment permits exempted from payment of export duty. The company maintains an assignment of funds equivalent to ThU.S.$ 23,821 for guaranteed export duties between 2007-2015, which appears under long-term provisions. Additionally, the Company filed a restitution claim for a total amount of ThU.S.$ 6,555, plus interests accrued from the service of the claim, corresponding to export duties between March 2005 and March 2007, as a result of the application of Note 145/05 issued by the Undersecretary of Agriculture, Livestock and Afforestation. The Company’s claim is being heard under case file No. 21830/2006 before the Federal Contentious Administrative Court No. 4. On October 28, 2019, a judgment of first instance was issued in said case, rejecting the claim and imposing the litigation costs on Arauco. Against that judgment, the Company filed an appeal and expressed the corresponding arguments in December 2019.
On June 15, 2022, the Chamber of Appeals confirmed the judgement of first instance. On July 1, 2022, Arauco Argentina filed the Federal Extraordinary Appeal before the Supreme Court of Justice. The Chamber admitted the appeal lodged by Arauco regarding the federal matter of the litigation; however, the grounds pertaining to arbitrariness were dismissed. Arauco filed a direct complaint before the Supreme Court, seeking for the higher court to broaden its examination of the case and also address such argument. This resolution of this petition is still pending.

On the other hand, Arauco Argentina S.A. currently has a guarantee at an amount of $ 435,952,315 Argentine pesos (ThU.S.$ 2,461 as of December 31, 2022) in favor of the Secretary of Agriculture, Livestock and Fishing.

Arauco Argentina S.A. believes that it has complied with all of the obligations imposed upon it by the system set forth under Law No. 25,080.

Arauco do Brasil S.A.

1) The Federal Reserve of Brazil contested the amortization of goodwill resulting from acquisitions of Placas do Paraná, Tafibrás, Tafisa (now, Arauco do Brasil S.A.) y Dynea.

On July 20, 2015, Arauco do Brasil was notified of the first-level administrative ruling which partially upheld the infringement. Against this ruling, a Voluntary Appeal was filed seeking to revoke the Infringement Notice before the Brazilian Administrative Tax Council (Conselho Administrativo de Recursos Fiscais de Brasil or “CARF”), which is the second administrative level.

The CARF’s decision was issued on May 16, 2017 and took into consideration certain arguments presented by the Company regarding the premium but preserving other charges. On September 27, 2018, Arauco do Brasil was notified of the CARF’s decision, for which Arauco do Brasil S.A. filed an appeal for declaration embargoes, to elicit clarifications from the CARF regarding certain points of the decision. On January 25, 2019, the CARF ruled that there were no clarifications or omissions to be made and, consequently, granted a term for filing the last remedy within the administrative realm (“Special Remedy”). This Special Remedy was submitted before the Upper Chamber of Fiscal Remedies of the CARF (CSRF) on February 11, 2019, reiterating the Company’s defense allegations regarding the matters and charges that remained in such process.

On August 28, 2020, the Company was served with an intermediate decision in Grievance of Instrument, issued by CARF that divided the claim into two parts
,
one of them remained in an administrative lawsuit and the other in a judicial lawsuit:

I – Party that remained in administrative lawsuit estimated amount
R$
34,505,176 (equivalent to ThU.S.$ 6,792 as of March 31, 2023), awaiting the decision of the special appeal presented by Arauco to the CSRF. In this case, on March 27, 2023, the Government's Tax Litigation Reduction Program was adhered by Arauco, allowing a 65% reduction of the total amount of the debt, that is, making only the payment of 35% of the debt and still in two forms: (a) 30% cash payment
R$
3,674,892 (equivalent to ThU.S.$ 723.35 as of March 31, 2023), and (b) 70% payment through compensation with Tax Losses
R$
8,574,747 (equivalent to ThU.S.$ 1,687.81).

In addition to the 65% savings, that lawsuit will also be closed. The closing decision is awaited.

II – Party that remained in legal lawsuit estimated amount updated with the latest decision
R$
42,167,507 (equivalent to ThU.S.$ 8,300.04 as of March 31, 2023). Arauco filed the Tax Debt Cancellation Action with guarantee to suspend any collection and obtain the Tax Compliance Certificates until the final decision of the trial.

On March 9, 2023, we had a first instance decision that was partially favorable to Arauco, and reducing the debt by
R$ 26,554,677
(
equivalent to Th
U
.
S
.$ 5,226.89). However, in that lawsuit, remained under discussion, with an estimated amount of
R$ 15,612,831
(
equivalent to Th
U
.
S
.$ 3,073.15
). We present an appeal for clarification and then an appeal will be filed to continue questioning the point maintained, as well as there shall be an appeal from the National Farm.

Considering that the Company’s position is based on solid legal grounds, there is a reasonable margin for obtaining a favorable result for the Company and therefore, as of December 31, 2022, Arauco has not made any provision whatsoever in connection with this contingency.

2) In 2013, a service provider instituted a civil lawsuit against us seeking compensation for damages allegedly caused by Arauco’s unilateral termination of its contract in connection with the implementation of the MDF 2 line of the Jaguariaiva mill. On November 01, 2021, the Civil Court of Curitiba issued its ruling, ordering Arauco to pay to the service provider an amount of ThR$ 84,000 (ThU.S.$ 15,895 as of December 31, 2022) in consideration of the alleged damages borne by the service provider during the course of the services contracts and as a result of its early termination by Arauco.

Arauco appealed to the Court of Justice of the Paraná State and has just been judged, on April 6, 2023, acknowledging the Arauco allegations of procedural irregularities, and declaring null and void the previous decision. This decision of the Court of Justice of the Paraná State is subject to appeals, but if it stands (which we deem likely) the process should return to the first instance, to continue the production of evidence to support a new judgment on the merits of the claim.

Arauco Industria de México, S.A. de C.V. (before Maderas y Sintéticos de México, S.A. de C.V.

On December 12, 2022, the Tax Administration Service issued tax credit assessment resolution number 900-04-04-00-00-00-2022-978 corresponding to the 2014 tax year. Under such assessment, objections against the following items were filed: (i) the deduction of interest in the historical amount of 85,172,274 Mexican pesos (ThU.S.$ 4,369 as of December 31, 2022), from loans granted by Masisa S.A. (Chile); (ii) the tax loss in the total amount of 275,986,671 Mexican pesos (ThU.S.$ 14,156 as of December 31, 2022); (iii) the deduction of payments made to Masisa S.A. for logistics services in the total amount of 3,058,221 Mexican pesos (ThU.S.$ 157 as of December 31, 2022); (iv) the alleged generation of non-distributed dividends related to the payments indicated in items (i) and (iii) above; (v) the rejection of contributions to the Single Contribution Account in amounts expressed in Mexican pesos of $ 342,372,000 (ThU.S. $ 18,000 as of December 31, 2022), $ 66,250,020 (ThU.S.$ 3,398 as of December 31, 2022), $ 46,389,980 (ThU.S.$ 2,379 as of December 31, 2022) and $ 11,457,000 (ThU.S.$ 588 as of December 31, 2022), respectively; and (vi) an alleged incorrect application of the double taxation avoidance treaty between Mexico and Chile. The total amount of omitted tax, updates, surcharges, and fines assessed to the company amounts to 416,908,418 Mexican pesos (ThU.S.$ 21,384 as of December 31, 2022).

On February 13, 2023, a motion to revoke was filed against the above assessment, before the General Legal Administration of the Tax Administration Service. Currently, the additional evidence is submited, subsequently, is pending for
the tax authorities
 to
issue a ruling which, if unfavorable, could be challenged by the Company before the Federal Court of Administrative Justice.

Taking into account that the Company's position is supported by solid legal arguments, there is a reasonable margin to obtain a favorable outcome for the Company and therefore, as of December 31, 2022, Arauco has not yet made any provision for this contingency.

At the closing date, there are no other contingencies in which the Companies act as obligor, that may significantly affect their financial, economic or operational conditions.

Provisions recorded as of December 31, 2022 and 2021 are as follows:

	12-31-2022	12-31-2021
Classes of Provisions	ThU.S.$	ThU.S.$
Short-term provisions	9,513	337
Provisions for litigations	639	337
Other short-term provisions	8,874	-
Long-term provisions, non-Current	40,706	29,549
Provisions for litigations	39,029	29,549
Other long-term provisions	1,677	-
Total provisions	50,219	29,886

	12-31- 2022
	Litigations (*)	Other provisions (**)	Total
Movements in provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	29,886	-	29,886
Changes in provisions
Additional provisions	24,582	8,875	33,457
Used provisions	(13,652)	-	(13,652)
Increase (decrease) in foreign exchange	(1,144)	-	(1,144)
Other increases (decreases)	(4)	1,676	1,672
Total changes	9,782	10,551	20,333
Closing balance	39,668	10,551	50,219

(*)	The increase in litigations is mainly made up of ThU.S.$ 24,533 (subsidiaries in Brazil) for civil and labor lawsuits.
(**)	The increase in Other Provisions corresponds to the dismantling L1.

	12-31-2021
	Litigations (*)	Other provisions	Total
Movements in provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	30,836	-	30,836
Changes in provisions
Additional provisions	8,592	-	8,592
Used provisions	(5,349)	-	(5,349)
Increase (decrease) in foreign currency exchange	(4,505)	-	(4,505)
Other Increases (Decreases)	312	-	312
Total Changes	(950)	-	(950)
Closing balance	29,886	-	29,886

(*)	The increase in litigations is mainly made up of ThU.S.$ 8,543 (subsidiaries in Brazil) for civil and labor lawsuits.

	12-31-2020
	Litigations (*)	Other provisions	Total
Movements in provisions	ThU.S.$	ThU.S.$	ThU.S.$
Opening balance	33,011	11	33,024
Changes in provisions
Additional provisions	3,257	-	3,257
Used provisions	(2,832)	-	(2,832)
Increase (decrease) in foreign currency exchange	(2,240)	-	(2,240)
Other Increases (Decreases)	(362)	(11)	(373)
Total Changes	(2,177)	(11)	(2,188)
Closing balance	30,836	-	30,836

(*)	The increase in legal claims is comprised mainly by ThU.S.$ 3,045 and ThU.S.$ 212 (Brazilian and Argentine subsidiaries respectively) in connection with civil and labor lawsuits.

Provisions for litigations are related to labor and tax claims whose payment period is uncertain. Other provisions mainly include constitution of provision for the lawsuit of export duties (see Arauco Argentina's contingent liability set forth in this note).